FOR IMMEDIATE RELEASE

ELIZABETH ARDEN, INC. ANNOUNCES APPOINTMENT OF FORMER P&G EXECUTIVE AS CHIEF FINANCIAL OFFICER

          New York, New York (January 30, 2014) -- Elizabeth Arden, Inc. (NASDAQ: RDEN), a global prestige beauty products company, announced today the appointment of Rod R. Little as Executive Vice President and Chief Financial Officer effective April 1, 2014.

          Mr. Little joins Elizabeth Arden, Inc. from Procter & Gamble where, since 2009, he has served as Chief Financial Officer for P&G's Global Salon Professional division, a $2 billion global business, and led a 200 person finance organization in over 20 countries. He was also a member of P&G's Global Beauty Leadership Council. Prior to that, Mr. Little was the finance leader for P&G's North America Salon Professional division. He joined P&G in 1997, after serving in the U.S. Air Force for five years, and steadily progressed at P&G through numerous corporate finance and divisional finance leadership roles of increasing responsibility.

          Along with significant global beauty experience, Mr. Little brings recent international experience having lived and worked outside of the U.S. for the past five years, managing specific divisional growth initiatives in Europe and Asia. As the finance leader for Wella after its acquisition by P&G, Mr. Little was responsible for the integration of that division, gaining valuable experience working to restructure their business while helping to drive consistent sales growth and gross margin expansion.

          E. Scott Beattie, Chairman, President and Chief Executive Officer commented, "Rod is a seasoned financial executive with a strong background in the beauty market and significant international experience. We believe that he is particularly well-equipped to work with our senior executive team to help us return to systematic sales growth and gross margin improvement. Having led a large global finance organization within P&G, Rod earned a reputation as a strong, 'hands on' organizational leader and an excellent collaborator with commercial teams."

          Mr. Little commented, "I am very excited to join the Elizabeth Arden team. I believe the potential for growth and value creation is tremendous, given the smart and passionate people that I have already met in the Company, a strong brand portfolio, and an attractive international footprint. Having played a leadership role in similar business situations and industries, I am confident that we can develop and execute plans to drive consistent sales and margin growth. I look forward to becoming part of the Elizabeth Arden family and partnering with the team to build the business."

Elizabeth Arden is a global prestige beauty products company with an extensive portfolio of prestige beauty brands sold in over 100 countries. The Company's brand portfolio includes Elizabeth Arden skincare, color and fragrance products, the celebrity fragrance brands of Britney Spears, Elizabeth Taylor, Justin Bieber, Mariah Carey, Nicki Minaj, Taylor Swift, Usher and Jennifer Aniston; the designer fragrance brands of Juicy Couture, Alfred Sung, BCBGMAXAZRIA, Geoffrey Beene, Halston, Bob Mackie, Ed Hardy, John Varvatos, Lucky Brand, True Religion and Rocawear; and the lifestyle fragrance brands Curve, Giorgio Beverly Hills, and PS Fine Cologne.

Company Contact:	Marcey Becker, Senior Vice President, Finance

Investor/Press Contact:	Allison Malkin/Michael Fox Integrated Corporate Relations (203) 682-8200

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Elizabeth Arden, Inc. is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "should," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our guidance and expectations regarding net sales, earnings, gross margins, operating cash flow and returns on invested capital. In addition, any such statements are qualified in their entirety by reference to, and are accompanied by, the following key factors that have a direct bearing on our results of operations:
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factors affecting our relationships with our customers or our customers' businesses, including the absence of contracts with customers, our customers' financial condition, and changes in the retail, fragrance and cosmetic industries, such as the consolidation of retailers and the associated closing of retail doors as well as retailer inventory control practices, including, but not limited to, levels of inventory carried at point of sale and practices used to control inventory shrinkage;

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risks of international operations, including foreign currency fluctuations, hedging activities, economic and political consequences of terrorist attacks, disruptions in travel, unfavorable changes in U.S. or international laws or regulations, diseases and pandemics, and political instability in certain regions of the world;

*	our reliance on license agreements with third parties for the rights to sell most of our prestige fragrance brands;
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our reliance on third-party manufacturers for substantially all of our owned and licensed products and our absence of contracts with suppliers of distributed brands and components for manufacturing of owned and licensed brands;

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delays in shipments, inventory shortages and higher supply chain costs due to the loss of or disruption in our distribution facilities or at key third party manufacturing or fulfillment facilities that manufacture or provide logistic services for our products;

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our ability to respond in a timely manner to changing consumer preferences and purchasing patterns and other international and domestic conditions and events that impact retailer and/or consumer confidence and demand, such as domestic or international recessions or economic uncertainty;

*	our ability to protect our intellectual property rights;
*	the success, or changes in the timing or scope, of our new product launches, advertising and merchandising programs;
*	our ability to successfully manage our inventories;
*	the quality, safety and efficacy of our products;
*	the impact of competitive products and pricing;
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our ability to (i) implement our growth strategy and acquire or license additional brands or secure additional distribution arrangements, (ii) successfully and cost-effectively integrate acquired businesses or new brands, and (iii) finance our growth strategy and our working capital requirements;

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our level of indebtedness, our ability to realize sufficient cash flows from operations to meet our debt service obligations and working capital requirements, and restrictive covenants in our revolving credit facility, second lien facility and the indenture for our 7 3/8% senior notes;

*	changes in product mix to less profitable products;
*	the retention and availability of key personnel;
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changes in the legal, regulatory and political environment that impact, or will impact, our business, including changes to customs or trade regulations, laws or regulations relating to ingredients or other chemicals or raw materials contained in products or packaging, or accounting standards or critical accounting estimates;

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currently unanticipated items being identified in the process of finalizing and preparing quarterly or annual financial statements that could cause our financial results for such period to materially differ from previously announced preliminary results or guidance for such period;

*	the success of our global Elizabeth Arden brand repositioning efforts;
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the impact of tax audits, including the ultimate outcome of the pending Internal Revenue Service examination of our U.S. federal tax returns for the fiscal years ended June 30, 2008 and June 30, 2009, changes in tax laws or tax rates, and our ability to utilize our deferred tax assets;

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our ability to effectively implement, manage and maintain our global information systems and maintain the security of our confidential data and our employees' and customers' personal information, including our ability to successfully and cost effectively implement the last phase of our Oracle global enterprise system;

*	our reliance on third parties for certain outsourced business services, including information technology operations, logistics management and employee benefit plan administration;
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the potential for significant impairment charges relating to our trademarks, goodwill, investments in other entities or other intangible assets that could result from a number of factors, including such entities' business performance or downward pressure on our stock price; and

*	other unanticipated risks and uncertainties.

We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended June 30, 2013.

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